SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 22, 2004
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION
(as Depositor of Sequoia Mortgage Trust 7, the Issuer of Collateralized Mortgage
Bonds under an Indenture dated as of May 1, 2002)

SEQUOIA MORTGAGE FUNDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-22681	91-1771827

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 320, Mill Valley, CA 94941

(Address of Principal Executive Offices)

(415) 381-1765

(Registrant’s Telephone Number,
Including Area Code)

591 Redwood Highway, Suite 3120, Mill Valley, CA 94941

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

Sequoia Mortgage Funding Corporation has previously registered the offer and sale of Collateralized Mortgage Bonds issued by Sequoia Mortgage Trust 7 (the “Bonds”).

The following exhibit which relates specifically to the Bonds is included with this Current Report:

Item 7(c). Exhibits

10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, March 22, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 2004

SEQUOIA MORTGAGE FUNDING CORPORATION
By:	/s/ Harold F. Zagunis
Harold F. Zagunis
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number		Page Number
10.1	Monthly Payment Date Statement relating to the distribution to Bondholders, March 22, 2004	5